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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): September 28, 2004


                                  CWABS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             Delaware                 333-105643           95-4596514
----------------------------        --------------      ------------------
(State or Other Jurisdiction           (Commission        (I.R.S. Employer
         of Incorporation)             File Number)        Identification No.)


         4500 Park Granada
       Calabasas, California                                   91302
----------------------------                               -------------
       (Address of Principal                                (Zip Code)
        Executive Offices)


       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))



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Section 8   -  Other Events

Item 8.01      Other Events.

Filing of Certain Materials.
---------------------------

      In connection with the issuance by CWABS, Inc. Asset-Backed
Certificates, Series 2004-8 (the "Certificates"), CWABS, Inc. is filing herewith a certificate guaranty insurance policy with corresponding exhibits relating to the Class 1-A-1 Certificates.


Section 9   -  Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.
               ---------------------------------

(a) Financial statements of businesses acquired.
    -------------------------------------------

        Not applicable.

(b) Pro forma financial information.
    -------------------------------

        Not applicable.

(c) Exhibits.
    --------

        Exhibit No.     Description
        -----------

               99.1 MBIA Certificate Guaranty Insurance Policy (MBIA Insurance Corporation)












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      *     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 30, 2004 and the Prospectus Supplement dated September 6, 2004 of CWABS, Inc., relating to its CWABS, Inc. Asset-Backed Certificates, Series 2004-8.


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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CWABS, INC.



                                               By: /s/ Celia Coulter
                                                   -----------------
                                                   Name:  Celia Coulter
                                                   Title:  Vice President


Dated:  October 13, 2004







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                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                   Description
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99.1                          MBIA Certificate Guaranty Insurance Policy (MBIA
                              Insurance Corporation)